UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023

Modiv Industrial, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40814	47-4156046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 S. Virginia Street, Suite 800 Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 686-6348

Modiv Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, $0.001 par value per share	MDV	NYSE

7.375% Series A Cumulative Redeemable Perpetual Preferred	MDV.PA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On August 14, 2023, Modiv Industrial, Inc. (formerly known as Modiv Inc.), a Maryland corporation (the “Company”), issued an earnings press release relating to the Company’s financial results for the first quarter ended June 30, 2023 and its industrial manufacturing pure-play focus following the sale of 13 non-industrial assets on August 10, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release is available on the Company’s website.

The information in Item 2.02 of this Current Report, including Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless it is specifically incorporated by reference therein. References to the Company’s website in this Current Report on Form 8-K and in the attached Exhibit 99.1 to this Current Report on Form 8-K do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

Item 7.01.	Regulation FD Disclosure

On August 14, 2023, the Company issued an earnings press release relating to the Company’s financial results for the first quarter ended June 30, 2023 and its industrial manufacturing pure-play focus following the sale of 13 non-industrial assets on August 10, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The furnishing of this earnings press release is not intended to constitute a representation that such furnishing is required by Regulation FD or other securities laws, or that the earnings press release includes material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Modiv Industrial, Inc. Earnings Press Release dated August 14, 2023

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIV INDUSTRIAL, INC.
(Registrant)

	By:	/s/ RAYMOND J. PACINI
Name: Raymond J. Pacini
Title: Chief Financial Officer

Date: August 14, 2023